UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2009

ABAXIS, Inc.
 (Exact name of registrant as specified in its charter)

California	000-19720	77-0213001
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3240 Whipple Road, Union City, CA	94587
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 675-6500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 10, 2009, Brenton G.A. Hanlon, a member of the Board of Directors (the “Board”) of Abaxis, Inc. (the “Company”), informed the Company of his resignation from the Board and all committees of the Board on which he served, effective August 10, 2009. Mr. Hanlon’s resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2009

ABAXIS, INC.

By: /s/ Alberto Santa Ines
       Alberto Santa Ines
       Vice President, Finance and
       Chief Financial Officer

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